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                                                                    EXHIBIT 10.2




                             COR THERAPEUTICS, INC.
             5.00% CONVERTIBLE SUBORDINATED NOTES DUE MARCH 1, 2007

                          REGISTRATION RIGHTS AGREEMENT


                                                               February 24, 2000


Goldman, Sachs & Co.,
Chase H&Q, A Division of Chase Securities Inc.,
CIBC World Markets Corp.,
FleetBoston Robertson Stephens Inc.,
Warburg Dillon Read LLC,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York  10004.


Ladies and Gentlemen:

        COR Therapeutics, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Purchasers") upon the terms set forth in a purchase agreement dated February 17, 2000 (the "Purchase Agreement"), between the Purchasers and the Company, its 5.00% Convertible Subordinated Notes due March 1, 2007 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers, (i) for the benefit of the Purchasers and (ii) for the benefit of the Holders (as defined below) from time to time of the Registrable Securities (as defined below), including the Purchasers, as follows:

        1. Definitions. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement or the Offering Circular, each dated February 17, 2000, in respect of the Securities. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

        "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.



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        "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, "control" of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Closing Date" means the First Time of Delivery as defined in the Purchase Agreement.

        "Commission" means the United States Securities and Exchange Commission.

        "Common Stock" means the common stock, par value $0.0001 per share, of the Company, and any securities of the Company or any successor which may be issuable upon conversion of the Securities pursuant to Article Eleven of the Indenture.

        "DTC" means The Depository Trust Company.

        "Effectiveness Period" has the meaning set forth in Section 2(b) hereof.

        "Electing Holder" means any Holder of Registrable Securities that has returned a properly completed and signed Notice and Questionnaire to the Company in accordance with Section 3(b) hereof.

        "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

        "Holder" means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

        "Indenture" means the Indenture, dated as of February 24, 2000, between the Company and Firstar Bank, N.A., as Trustee, as amended and supplemented from time to time in accordance with its terms.

        "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

        "Person" means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

        "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

        "Registrable Security" means any Security and any share of Common Stock issuable upon conversion or repurchase thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf



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Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) ("Rule 144(k)"), or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 3.5(b) of the Indenture.

        "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

        "Shelf Registration Statement" means a shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "Underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

        2. Shelf Registration.

        (a) The Company shall, no later than 90 calendar days following the Closing Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Act within 180 calendar days following the Closing Date; provided, however, that the Company may, upon written notice to all the Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole; provided, further, however, that no Holder shall be entitled to have the Registrable Securities held by it covered by such Shelf Registration unless such Holder is an Electing Holder.

        (b) The Company shall use its reasonable efforts:

              (i) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders until the earliest of (1) the sale of all Registrable Securities registered under the Shelf Registration Statement; (2) the expiration of the period referred to in Rule 144(k) with respect to all Registrable Securities held by Persons that are not Affiliates of the Company; and (3) two years from the date (the "Effective Date") such Shelf Registration Statement is declared effective (such period being called the "Effectiveness Period"); and



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              (ii) After the Shelf Registration Statement is declared effective by the Commission, upon the request of an Electing Holder, to take action reasonably necessary to register the sale of any Registrable Securities of such Electing Holder and to identify such Electing Holder as a selling securityholder.

The Company shall be deemed not to have used its reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless such action is required by applicable law and the Company thereafter promptly complies with the requirements of paragraph 3(k) below.

        (c) The Company may suspend the use of the Prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 90 days in any 365-day period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

        (d) Without limiting the remedies available to the Electing Holders under Section 7 hereof, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Purchasers or the Electing Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any Electing Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) hereof.

        3. Registration Procedures. In connection with any Shelf Registration Statement, the following provisions shall apply:

        (a) The Company shall prepare and file with the Commission the Shelf Registration Statement on the appropriate form under the Act (x) which form shall be selected by the Company, (y) which form shall be available for the sale of the Registrable Securities by the Electing Holders and (z) which Shelf Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each other document incorporated therein by reference in each case) shall comply as to form in all material respects with the Act and the Exchange Act and the respective rules and regulations thereunder and shall include (or incorporate by reference) all financial statements required by the Commission to be filed therewith, and shall use its reasonable efforts to cause such Shelf Registration Statement to become effective and remain effective in accordance with Section 2 hereof.



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              (b) (1) The Company shall mail the Notice and Questionnaire to the
        Holders of Registrable Securities not less than 30 calendar days prior to the time the Company intends in good faith to have the Shelf Registration Statement declared effective. Any Person that acquires any Registrable Securities from an Electing Holder in compliance with the applicable provisions of the Securities (excluding any Registrable Securities that were not identified in the Notice and Questionnaire delivered by such Electing Holder) will be entitled to have such Registrable Securities included in the Shelf Registration Statement so long as such transferee provides the Company with an updated Notice and Questionnaire prior to the Questionnaire Deadline (as defined below). Subject to Section 3(b)(2) hereof, no Holder of Registrable Securities shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Date, and no Holder of Registrable Securities shall be entitled to use the Prospectus forming a part thereof for offers and resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein (the "Questionnaire Deadline"), such response deadline to be on a date not less than 30 calendar days after the date of mailing of the Notice and Questionnaire by the Company.

              (2) After the Effective Date of the Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, as promptly as reasonably practicable, send a Notice and Questionnaire to such Holder. The Company shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement until such Holder has returned a completed and signed Notice and Questionnaire to the Company. Following its receipt of such Notice and Questionnaire, the Company will reasonably promptly include the Registrable Securities covered thereby in the Shelf Registration Statement (if not previously included).

              (3) If such complete Notice and Questionnaire is received by the Company before 10 days prior to the Effective Date, such Holder shall be entitled to have its Registrable Securities included in the Shelf Registration Statement at the Effective Date. If the Company receives such complete Notice and Questionnaire after the 10th day prior to the Effective Date, the Registrable Securities covered by the Notice and Questionnaire will be included in the Shelf Registration Statement as promptly as reasonably practicable after receipt of such Notice and Questionnaire.

              (4) In the event that the Company receives such complete Notice and Questionnaire after the Shelf Registration Statement has been declared effective, the Company will, as promptly as reasonably practicable following receipt of the complete Notice and Questionnaire, file any amendments to the Shelf Registration Statement or supplements related to the Prospectus as are necessary to permit such Holder to deliver the Prospectus to purchasers of the Registrable Securities. The Company shall use reasonable efforts to cause such post-effective amendment to the Shelf Registration Statement to be declared effective within 45 days of the filing of such post-effective amendment. The Company may take reasonable steps to aggregate the addition of Registrable Securities of more than one



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        Holder for purposes of filing amendments to the Shelf Registration
        Statement or supplements to the Prospectus so as to reduce the need for multiple amendments or supplements, but the Company shall not utilize this provision to delay any filing requested by any of the Purchasers.

        (c) The Company shall furnish to the Holders, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as the Holders reasonably may propose.

        (d) The Company shall take such action as may be necessary so that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

        (e) (i) The Company shall advise the Purchasers, the Electing Holders and the Managing Underwriter or Underwriters promptly and, if requested by the Purchasers or any Electing Holder, confirm such advice in writing:

                    (1) when a Shelf Registration Statement and any amendment
              thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective in each case making a public announcement thereof by release made to Reuters Economic Services and Bloomberg Business News;

                    (2) when the Company receives any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

                    (3) when the Commission issues any stop order suspending
              effectiveness of the Shelf Registration Statement or initiates any proceedings for that purpose;

                    (4) when the Company receives any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and



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              (ii) The Company shall, as promptly as reasonably practicable, advise the Purchasers, the Electing Holders and each Managing Underwriter, if any, of the happening of any event that requires the making of any changes to the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

        (f) The Company shall use reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

        (g) The Company shall furnish to each Electing Holder, counsel for the Purchasers, each Purchaser and each Managing Underwriter, if any, with respect to a Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Electing Holder so requests in writing, all exhibits (including those incorporated by reference).

        (h) The Company shall, during the Effectiveness Period, deliver to each Electing Holder and each Managing Underwriter, if any, with respect to a Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(e)(ii)) to the use of the Prospectus or any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

        (i) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Electing Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(i), (ii) file any general consent to service of process or taxation in any jurisdiction where it is not as of the date hereof then so subject or (iii) subject itself to taxation in any jurisdiction if it is not so subject.



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        (j) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

        (k) Upon the occurrence of any event contemplated by paragraph 3(e)(ii) above, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders of the occurrence of any event contemplated by paragraph 3(e)(ii) above, the Electing Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

        (l) Not later than the effective date of any Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for the Securities registered under such Shelf Registration Statement.

        (m) The Company shall use reasonable efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders or otherwise provide in accordance with
Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

        (n) The Company shall cause the Indenture and the Securities to be qualified under the Trust Indenture Act in a timely manner; and in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute and use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

        (o) In the event of an underwritten offering as set forth in Section 6 herein, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriter or Underwriters reasonably request to be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.



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           (p) The Company shall enter into such customary agreements (including underwriting agreements in customary form) to take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 (or such other provisions and procedures acceptable to the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 5.

        (q) The Company shall:

              (i) make reasonably available for inspection by one or more representative of the Electing Holders designated in writing by the Holders of a majority of the Registrable Securities to be registered thereunder, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such representative or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

              (ii) cause the Company's officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by such representative or any such Underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such representative, any Holders or any such Underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

              (iii) make such representations and warranties to the Electing Holders and the Underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

              (iv) use its reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each Electing Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Electing Holders and Underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include in customary form, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a



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        material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading);

              (v) use its reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Electing Holder and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

              (vi) deliver such documents and certificates as may be reasonably requested by any such Electing Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 3(d) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

        The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 3(p) shall be performed at each closing under any underwritten offering to the extent required thereunder (including at any closing relating to the exercise by underwriters of their over-allotment options, if any).

        (r) The Company will use its reasonable efforts to cause the Stock issuable upon conversion of the Securities to be admitted for quotation on the Nasdaq National Market or other stock exchange or trading system on which the Stock primarily trades on or prior to the effective date of any Shelf Registration Statement hereunder.

        (s) In the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Rule 2720(b)(i) of the Rules of Conduct of the National Association of Securities Dealers, Inc. (the "NASD") (or any successor or analogous provision thereto)) of the Company or has a "Conflict of Interest" (as defined in Rule 2720(b)(7) of the Rules of Conduct of the NASD (or any successor an analogous provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of such rule) of any Registrable Securities, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer (at the expense of such broker-dealer) in complying with the requirements of such rule, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in such rule) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of Underwriters provided in
Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Conduct of the NASD.



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        (t) The Company shall use reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

        (u) The Company may require each Electing Holder with respect to a Shelf Registration Statement to furnish to the Company such information regarding the Electing Holder and the distribution of Registrable Securities held by such Electing Holder as may be required by applicable law or regulation for inclusion in such Shelf Registration Statement and the Company may exclude from such registration the Registrable Securities of any Electing Holder that fails to furnish such information within a reasonable time after receiving such request.

        4. Registration Expenses. Except as otherwise provided in Section 6, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall bear or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefor in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder's Registrable Securities pursuant to the Shelf Registration Statement.

        5. Indemnification and Contribution.

        (a) In connection with any Shelf Registration Statement, the Company shall indemnify and hold harmless each Electing Holder, each Underwriter who participates in an offering of Registrable Securities, each person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees, trustees and agents, as follows:

              (i) against any and all loss, liability, claim, damage and expense whatsoever, including any amounts paid in settlement of any investigation, litigation, proceeding or claim, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable under this clause (i) for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld; and



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              (ii) against any and all expenses whatsoever, as incurred
        (including reasonable fees and disbursements of counsel chosen by the Electing Holders, such Electing Holder or any Underwriter (except to the extent otherwise expressly provided in Section 5(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) of this Section 5(a);

provided that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or any Underwriter in writing expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto). Any amounts advanced by the Company to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

        (b) Each Electing Holder shall agree, severally and not jointly, to indemnify and hold harmless the Company, each Underwriter who participates in an offering of Registrable Securities and the other Electing Holders and each of their respective directors, officers (including each officer of the Company who signed the Shelf Registration Statement), employees, trustees and agents and each Person, if any, who controls the Company, any Underwriter or any other Electing Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in
Section 5(a)(i) and (ii) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Electing Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that, no such Electing Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Electing Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

        (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served on such indemnified party, but failure to so notify an indemnifying party shall not relieve it of any liability which it may have to the indemnified party otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and approved by the indemnified party or parties defendant in such action, provided that if any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

        (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provision provided for in this Section 5 is for any reason held to be unavailable to an indemnified party although applicable in accordance with its terms, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by such indemnified party, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. Each such indemnifying party shall contribute to such aggregate losses, liabilities, claims, damages and expenses of such indemnified party of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of an indemnifying party, on the one hand, and of an indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party, on the one hand, or by or on behalf of such indemnified party, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5(d), each director, officer, employee, trustee, agent and Person, if any, who controls a Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Purchaser or Holder, as the case may be, and each director, officer, employee, trustee and agent of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent, which consent shall not be unreasonably withheld.

        (e) The Company may require, as a condition to including any Registrable Securities in any Registration Statement filed and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the holder of such Registrable Securities and from each Underwriter named in any such underwriting agreement, severally and not jointly, to comply with the provisions of paragraphs (a) through (d) of this Section 5.

        The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Managing Underwriters, if any, any Electing Holder or any Person controlling any Electing Holder, or by or on behalf of the Company, its officers or directors or any Person controlling the Company and (iii) any sale of Registrable Securities pursuant to the Shelf Registration Statement.

        6. Underwritten Offering. The Electing Holders who desire to do so may sell Registrable Securities in an underwritten offering upon request to the Company. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by the Holders of a majority of the Registrable Securities to be included in such offering; provided, however, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company and
(ii) the Company shall not be obligated to arrange for more than one underwritten offering during the Effectiveness Period. No Holder may participate in any underwritten offering contemplated hereby unless such Holder (a) agrees to sell such Holder's Registrable Securities in accordance with any approved underwriting arrangements, (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements and (c) at least 20% of the outstanding Registrable Securities are included in such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including underwriting discounts and commissions and fees and expenses of counsel to the selling securityholders and shall reimburse the Company for the fees and disbursements of their counsel, their independent public accountants and any printing expenses incurred in connection with such underwritten offerings. Notwithstanding the foregoing or the provisions of Section 3(o) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Company in good faith has a valid business reason for such delay.

        7. Liquidated Damages

        (a) Pursuant to Section 2(a) hereof, the Company may, upon written notice to all the Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole. Notwithstanding any such postponement, if (i) on or prior to the 90th day following the Closing Date, a Shelf Registration Statement has not been filed with the Commission or (ii) on or prior to the 180th day following the Closing Date, such Shelf Registration Statement is not declared effective by the Commission (each, a "Registration Default"), the Company shall be required to pay liquidated damages ("Liquidated Damages"), from and including the day following such Registration Default until such Shelf Registration Statement is either so filed or so filed and subsequently declared effective, as applicable, or, if earlier, the end of the Effectiveness Period, at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of Registrable Securities, to and including the 90th day following such Registration Default and one-half of one percent (0.5%) thereof from and after the 91st day following such Registration Default.

        (b) In the event that the Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) (an "Effective Failure") for more than 45 days, whether or not consecutive, in any 90-day period, or 90 days, whether or not consecutive, during any 12-month period, then the Company shall pay Liquidated Damages at a rate per annum equal to an additional one-half of one percent (0.5%) from the 46th day of the applicable 90-day period or the 91st day of the applicable 12-month period, as the case may be, that such Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) until the earlier of (i) the time the Shelf Registration Statement again becomes effective or the Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement or (2) the time the Effectiveness Period expires. For the purpose of determining an Effective Failure, days on which the Company has been obligated to pay Liquidated Damages in accordance with the foregoing in respect of a prior Effective Failure within the applicable 90-day or 12-month period, as the case may be, shall not be included.

        (c) In the event the Company fails to file a post-effective amendment to the Shelf Registration Statement, or the post-effective amendment is not declared effective, within the periods required by Section 3(b)(4), the Company shall pay Liquidated Damages at a rate per annum equal to an additional one-half of one percent (0.5%) from and including the date of such Registration Default until such time as such Registration Default is cured.

        (d) Any amounts to be paid as Liquidated Damages pursuant to paragraphs
(a), (b) or (c) of this Section shall be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the date of such Registration Default. Such Liquidated Damages will accrue (1) in respect of the Securities at the rates set forth in paragraphs (a), (b) or (c) of this Section, as applicable, on the principal amount of the Securities and (2) in respect of the Common Stock issued upon conversion of the Securities, at the rates set forth in paragraphs (a), (b) or (c) of this Section, as applicable, applied to the Conversion Price (as defined in the Indenture) at that time.

        (e) Except as provided in Section 2(d), the Liquidated Damages as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one-half of one percent (0.5%) set forth above, regardless of whether one or multiple Registration Defaults exist.

        8. Miscellaneous.

        (a) Other Registration Rights. The Company may have granted and may in the future grant registration rights that would permit any Person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter, if any, of such offering notifies the Electing Holders that the total amount of securities which they and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially adversely affect the success of such offering (including the price at which such securities can be sold), then only the amount, the number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number or kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included.

        (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Goldman, Sachs & Co.

        (c) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

        (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

              (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 8(d);

              (2) if to the Purchasers, initially at the address set forth in the Purchase Agreement; and

              (3) if to the Company, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

        The Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

        (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

        (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (g) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (h) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

        (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

        Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                       Very truly yours,

                                       COR THERAPEUTICS, INC.

                                       By: /s/ PETER S. RODDY
                                          ------------------------------------
                                            Name:  Peter S. Roddy
                                            Title: Vice President, Finance


The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.


Goldman, Sachs & Co.,
Chase H&Q, A Division of Chase Securities Inc.,
CIBC World Markets Corp.,
FleetBoston Robertson Stephens Inc.,
Warburg Dillon Read LLC,


By: /s/ GOLDMAN, SACHS & CO.
   -----------------------------------
         (Goldman, Sachs & Co.)

                                                                      Appendix A

                             COR THERAPEUTICS, INC.


                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: [DATE]


        The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the COR Therapeutics, Inc. (the "Company") 5.00% Convertible Subordinated Notes due March 1, 2007 (the "Notes") are held. The Notes are identified by CUSIP No. 217753AA0.

        In accordance with the terms of the Registration Rights Agreement, dated as of February 17, 2000, between the Company and the Purchasers named therein (the "Registration Rights Agreement"), the Company is in the process of registering the Notes and the shares of common stock, par value $.0001 per share (together, the "Securities"), issuable upon conversion thereof, under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, the beneficial owners, INCLUDING BENEFICIAL OWNERS RESIDENT OUTSIDE THE UNITED STATES, must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire (the "Notice and Questionnaire").

        It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact:

                     COR Therapeutics, Inc.
                     256 East Grand Avenue
                     South San Francisco, California  94080
                     Attention:  Corporate Counsel
                     Telephone:  (650) 246-7315
                     Fax:  (650) 244-9208.

                        NOTICE OF REGISTRATION STATEMENT
                    AND SELLING SECURITYHOLDER QUESTIONNAIRE

                             COR Therapeutics, Inc.

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire
                                     (Date)

        COR Therapeutics, Inc. (the "Company") has filed or intends shortly to file with the United States Securities and Exchange Commission (the "Commission") a preliminary registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under the United States Securities Act of 1933, as amended (the "Securities Act"), of the Company's 5.00% Convertible Subordinated Notes due March 1, 2007 (CUSIP No. 21753AA0) (the "Notes"), and Common Stock issuable upon conversion thereof, in accordance with the terms of the Registration Rights Agreement, dated as of February 24, 2000 (the "Registration Rights Agreement"), between the Company and the purchasers named therein (the "Purchasers"). A copy of the Registration Rights Agreement has been sent to each of the Purchasers. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

        In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE [insert date that is 30 days from the Notice date] (the "Questionnaire Deadline"). Unless the Company otherwise consents, beneficial owners of the Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement (or a supplement or amendment thereto) and related Prospectus and (ii) may not sell their Registrable Securities pursuant thereto. Beneficial owners of Registrable Securities not who have returned a Notice and Questionnaire by the Questionnaire Deadline may, however, receive another Notice and Questionnaire from the Company upon request. Following its receipt of a completed and signed Notice and Questionnaire, the Company will include the Registrable Securities covered thereby in the Shelf Registration Statement subject to restrictions on the timing and number of supplements to the Shelf Registration Statement provided in the Registration Rights Agreement.

        Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

        The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Notes issued under the Trust Indenture and the Common Stock issuable upon conversion of such Notes, provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

        The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Note or Common Stock issuable upon conversion thereof except any such Note or Common Stock which (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 (or any successor provision thereto) or (iii) has otherwise been transferred and a new Note or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with the Indenture.

                                    ELECTION

        The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3) (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

        Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and the Trustee the Notice of Transfer (completed and signed) set forth in Exhibit 1 attached to this Notice and Questionnaire and hereby undertakes to do so.

        The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)     (a) Full Legal Name of Selling Securityholder:

        ------------------------------------------------------------------------

        (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in (3) Below:

        ------------------------------------------------------------------------

        (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in
              (3) Below are Held:

        ------------------------------------------------------------------------

(2)     Address for Notices to Selling Securityholder:

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        Telephone:
                  --------------------------------------------------------------

        Fax:
            --------------------------------------------------------------------

        Contact:
                ----------------------------------------------------------------

(3)     Beneficial Ownership of Registrable Securities:

        Except as set forth below, the undesigned Selling Securityholder does not beneficially own any Notes or Common Stock previously issued upon conversion, repurchase or redemption of any Note.

        Principal amount of Notes beneficially owned:
                                                     --------------------------

        Number of shares of Common Stock beneficially owned and issued to date upon conversion, repurchase or redemption of Notes (if any):
                                                                    ------------

        Principal amount of Notes which the undersigned wishes to be included in the Shelf Registration Statement:
                                         ---------------------------------------

        Number of shares of Common Stock (if any) issued upon conversion, repurchase or redemption of Registrable Securities which are to be included in the Shelf Registration Statement:

        ------------------------------------------------------------------------

(4) Other shares of Common Stock or other Notes of the Company owned by the Selling Securityholder:
                               -------------------------------------------------

        Except as set forth below, and under item (3) above, the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company.

State any exceptions here:





(5)     Relationships with the Company:

        Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, director or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:





(6)     Plan of Distribution:

        Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item
        (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchanges or U.S. inter-dealer quotation system of a registered national securities association on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholders may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

        Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

        By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and Exchange Act and the respective rules and regulations thereunder, particularly Regulation M.

              In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

              By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

              In accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

              To the Company:

                     COR Therapeutics, Inc.
                     256 East Grand Avenue
                     South San Francisco, California 94080
                     Attention: General Counsel

              Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

              IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:
      --------------------------------------------------------


                     -----------------------------------------
                     Selling Securityholder
                     (Print/type full legal name of beneficial owner of Registrable Securities)

                     By:
                        --------------------------------------

                     Name:
                          ------------------------------------

                     Title:
                           -----------------------------------

              PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY AT:

                     COR Therapeutics, Inc.
                     256 East Grand Avenue
                     South San Francisco, California 94080
                     Attention: General Counsel

                                                                       EXHIBIT 1
                                                                   to Appendix A

              NOTICE TO TRANSFER PURSUANT TO REGISTRATION STATEMENT

Firstar Bank, N.A.
101 E. 5th Street
12th Floor Corporate Trust
St. Paul, MN 55101

COR Therapeutics, Inc.
256 East Grand Avenue
South San Francisco, California 94080
Attention:  General Counsel

Re: 5.00% Convertible Subordinated Notes

    due March 1, 2007 (the "Notes")



Dear Sirs:



        Please be advised that                     has transferred $
aggregate principal amount of the above-referenced Notes or shares of the Company's Common Stock, issued on conversion, repurchase or redemption of Notes,
pursuant to the Registration Statement Form S-3 (File No. 333-          ) filed
by the Company.

        We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Notes or Common Stock is named as a selling securityholder in the Prospectus dated or in amendments or supplements thereto, and that the aggregate principal amount of the Notes or number of Common Stock transferred are [a portion of] the Notes or Common Stock listed in such Prospectus as amended or supplemented opposite such owner's name.

Dated:                                           Very truly yours,
      ------------------------------

                                       ------------------------------------
                                                     (Name)

                                       By:
                                          ---------------------------------
                                              (Authorized Signature)